UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2015

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 28, 2015, Liberty Interactive Corporation ("the Company”) announced that its President and Chief Executive Officer, Greg Maffei, will host a conference call to discuss results for the fourth quarter of 2014 on Wednesday, February 25th, at 5:15 p.m. (E.S.T.). During the call, Mr. Maffei will discuss the Company's financial performance and outlook, as well as other forward looking matters.

On January 30, 2015, QVC, Inc. (“QVC”), a wholly-owned subsidiary of the Company, announced that it will offer new shipping and handling rates on most items for which it charges shipping and handling for standard delivery in the United States starting February 2, 2015.

While some restrictions apply, the new rates are as follows:

•	All apparel, beauty, and jewelry ships at $3, regardless of price or weight.
•	Most items under $50 and less than one pound will ship at $3.
•	Most other items under $100 and one pound or more will ship at $5 or $7.
•	Items $100 or more will ship at existing shipping and handling rates; however many of these items include shipping and handling or QVC offers them with free shipping and handling.

As part of this change, QVC will no longer discount shipping and handling when a customer buys two or more items in the same order.

In addition, QVC will continue to refund original shipping and handling on returns if an item is defective or QVC made an error; however, effective with orders placed on or after February 17, 2015, if a customer returns the item for any other reason, QVC will no longer refund the original shipping and handling.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 is being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 8.01.  Other Events

Also on January 28, 2015, Liberty Interactive LLC, a wholly-owned subsidiary of the Company, announced that it will pay an extraordinary cash distribution to the holders of its 1% Exchangeable Senior Debentures due 2043 as a result of the declaration by HSN, Inc. (“HSNi”) of a special cash dividend of $10.00 per share payable to HSNi shareholders of record as of February 9, 2015.

The press release is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press Release, dated January 28, 2015 regarding the Company’s fourth quarter of 2014 earnings release announcement
99.2	Press Release, dated January 28, 2015 regarding the distribution on the Company’s Debentures attributable to HSNi’s payment of a special cash dividend

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2015

LIBERTY INTERACTIVE CORPORATION

By:  /s/ Wade Haufschild

Name: Wade Haufschild

Title:     Vice President

EXHIBIT INDEX

9
Exhibit No.	Name

99.1	Press Release, dated January 28, 2015 regarding the Company’s fourth quarter of 2014 earnings release announcement
99.2	Press Release, dated January 28, 2015 regarding the distribution on the Company’s Debentures attributable to HSNi’s payment of a special cash dividend